                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77Q1

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(a)

                         MANUFACTURERS INVESTMENT TRUST


                          Establishment and Designation
              of Additional Series of Shares of Beneficial Interest
                           ($0.01 par value per share)



         The undersigned, being a majority of the Trustees of Manufacturers Investment Trust (the "Trust"), acting pursuant to Section 4.1(a) of the Agreement and Declaration of Trust of the Trust dated September 29, 1988 (the "Declaration of Trust") hereby establish and designate the following new Series of Shares (as defined in the Declaration of Trust), such Series of Shares to have the following special and relative rights:

1.       The new Series of Shares shall be designated:


                              "Telecommunications"
                                "Health Sciences"
                                "Mid Cap Growth"
                             "Mid Cap Opportunities"
                              "Financial Services"
                                 "All Cap Value"
                             "Quantitative Mid Cap"
                               "Strategic Growth"
                             "Capital Opportunities"
                                   "Utilities"
                                 "Mid Cap Value"
                               "Fundamental Value"



2. The new Series of Shares shall have the relative rights and preferences described in Section 4.2 of the Declaration of Trust, provided that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the Investment Company Act of 1940 or other applicable law.

         In witness whereof, the undersigned have executed this instrument in duplicate original counterparts and have caused a duplicate original to be lodged among the records of the Trust this 16th day of July.


/s/ Don B. Allen                                /s/ John D. Richardson
---------------------------                     ---------------------------
Don B. Allen                                    John D. Richardson


/s/ Charles L. Bardelis                         /s/ F. David Rowling
---------------------------                     ---------------------------
Charles L. Bardelis                             F. David Rowling


/s/ Samuel Hoar                                 /s/ John D. DesPrez III
---------------------------                     ---------------------------
Samuel Hoar                                     John D. DesPrez III


The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that this instrument was executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of them or the shareholders of the Trust individually, but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(b)


      Please refer to Sub-item 77D for information regarding this Sub-item.

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(d)

      Please refer to Sub-item 77I for information regarding this Sub-item

                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                SUB-ITEM 77Q1(e)


                             SUBADVISORY AGREEMENTS



                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Cohen & Steers Capital Management, Inc., a New York (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                   Manufacturers Securities Services, LLC


                                   by: The Manufacturers Life Insurance Company of North America, Managing Member



                                   by:  _____________________________________
                                        James R. Boyle, President
                                   by:  _____________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel


                                   Cohen & Steers Capital Management, Inc.



                                   by:  _____________________________________
                                        Robert H. Steers, Chairman

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                   BETWEEN         BETWEEN
                                                 $50,000,000    $200,000,000
                                    FIRST            AND             AND         EXCESS OVER
PORTFOLIO                        $50,000,000    $200,000,000    $500,000,000    $500,000,000
Real Estate Securities Trust..    %              %              %               %


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Davis Selected Advisers, L.P., a Colorado limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios explicitly assigned to it by this Agreement (excluding, without limitation, determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Partnership Agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                  Manufacturers Securities Services, LLC


                                  by: The Manufacturers Life Insurance Company of North America, Managing Member



                                  by:   ________________________________________
                                        James R. Boyle, President


                                  by:   ________________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel


                                  Davis Selected Advisers, L.P.



                                  by:   ________________________________________
                                        Kenneth C. Eich, Chief Operating Officer

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                     BETWEEN
                                                  $100,000,000
                                      FIRST            AND         EXCESS OVER
PORTFOLIO                         $100,000,000    $500,000,000    $500,000,000
Fundamental Value Trust.......    %               %               %
an authorized portfolio of
Manufacturers Investment Trust

                                                     BETWEEN
                                                  $100,000,000
                                      FIRST            AND         EXCESS OVER
PORTFOLIO                         $100,000,000    $500,000,000    $500,000,000
Financial Services Trust......    %               %               %
an authorized portfolio of
Manufacturers Investment Trust

         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and The Dreyfus Corporation, a New York corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Trust's registration statement (the "Registration Statement") under the Securities Act of 1933 and the Investment Company Act of 1940, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's Registration Statement;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties under this Agreement faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's Registration Statement. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers, employees or shareholders or any person who is a controlling person of the Subadviser within the meaning of Section 15 of the Securities Act of 1933 shall be liable to the Adviser or the Trust or any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust or any such shareholder in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER AND ADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

               During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office the following materials for its review and approval prior to use if such materials refer to the Subadviser: (i) the Trust's registration statement, prospectus and statement of additional information and amendments thereto, (ii) proxy statements, (iii) reports to shareholders of the Trust, (iv) sales literature or other material distributed to shareholders or prospective shareholders of the Trust or to brokers of dealers or other selling agents. The Adviser and Subadviser shall mutually agree as to the timing of such review and approval.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                  Manufacturers Securities Services, LLC


                                  by: The Manufacturers Life Insurance Company of North America, Managing Member



                                  by:   _____________________________________
                                        James R. Boyle, President


                                  by:   _____________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel


                                  The Dreyfus Corporation



                                  by:   _____________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                            BETWEEN         BETWEEN
                                          $50,000,000    $200,000,000
                             FIRST            AND             AND         EXCESS OVER
PORTFOLIO                 $50,000,000    $200,000,000    $500,000,000    $500,000,000

All Cap Value Trust...    %              %               %               %


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and INVESCO Funds Group, Inc., a Delaware Corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available. (The Subadviser will serve in an advisory capacity only with respect to providing information regarding the fair value of such securities and will not be responsible for establishing such fair values.)

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including the payment of the salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation and By-laws of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                   Manufacturers Securities Services, LLC


                                   by: The Manufacturers Life Insurance Company of North America, Managing Member



                                   by:  _____________________________________
                                        James R. Boyle, President


                                   by:  _____________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel


                                   INVESCO Funds Group, Inc.



                                   by:  _____________________________________
                                        Mark H. Williamson, President, Chief
                                        Executive Officer and Chairman

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                                 BETWEEN         BETWEEN
                                               $50,000,000    $250,000,000
                                 FIRST             AND             AND         EXCESS OVER
PORTFOLIO                     $50,000,000     $250,000,000    $500,000,000    $500,000,000
Mid Cap Growth Trust......    %               %               %               %


                                                 BETWEEN         BETWEEN
                                               $50,000,000    $250,000,000
                                 FIRST             AND             AND         EXCESS OVER
PORTFOLIO                     $50,000,000     $250,000,000    $500,000,000    $500,000,000
Telecommunications Trust..    %               %               %               %



         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Lord Abbett & Co., a general partnership organized under the laws of New York (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the partnership of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in

Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.       SERVICES TO OTHER CLIENTS

         The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                                  Manufacturers Securities Services, LLC


                                  by: The Manufacturers Life Insurance Company of North America, Managing Member



                                  by:   _____________________________________
                                        James R. Boyle, President


                                  by:   _____________________________________
                                        James D. Gallagher, Vice President,
                                        Secretary and General Counsel


                                  Lord, Abbett & Co.



                                  by:   _____________________________________

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):


                                           BETWEEN         BETWEEN
                                         $50,000,000    $200,000,000
                            FIRST            AND             AND         EXCESS OVER
PORTFOLIO                $50,000,000    $200,000,000    $500,000,000    $500,000,000
Mid Cap Value Trust..    %              %               %               %


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         MANUFACTURERS INVESTMENT TRUST
                              SUBADVISORY AGREEMENT

         AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Massachusetts Financial Services Company, a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

         The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' Registration Statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

         i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

         ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

         iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

         iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

         v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. Copies of the Portfolios' Registration Statement as currently in effect have been delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of any change in the fundamental and non-fundamental investment policies and restrictions of the Portfolios a reasonable amount of time before such change becomes effective and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Portfolio's Registration Statement that are applicable to the Portfolios. The Adviser also agrees, on an ongoing basis, to notify the Subadviser of any amendments to the Trust compliance procedures applicable to the Portfolios a reasonable amount of time before such amendment becomes effective and agrees to promptly provide the Subadviser with copies of all such amendments. The Adviser agrees to provide the Subadviser with a list of all publicly traded affiliates of the Adviser which may not be purchased by the Portfolios (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Adviser for reporting transactions under applicable provisions of the 1940 Act. The Adviser agrees, on an ongoing basis, to notify the Subadviser of any changes in such lists a reasonable amount of time before such change becomes effective.

c. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

d. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

e. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

f. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder ("Required Records"). The Advisers acknowledges that the Subadviser is not the compliance agent for the Portfolios or the Adviser and does not hold the Portfolio's official books and records necessary to perform certain compliance testing. The Subadviser shall perform such compliance testing for the Portfolios based on its own books and records relating to the Portfolios as may be reasonably requested by the Adviser.

g. If requested by the Adviser, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolios' custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolios.

3.       COMPENSATION OF SUBADVISER

         The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

         Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees.

5.       CONFLICTS OF INTEREST

         It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the articles of incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.       REGULATION

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement, any Required Records which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.       DURATION AND TERMINATION OF AGREEMENT

         This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.       PROVISION OF CERTAIN INFORMATION

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

         The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, relating to the Subadviser's management of the Portfolios; and

c. any change in actual control or management of the Adviser which results in the termination of the advisory agreement between the Trust and the Adviser.


9.       SERVICES TO OTHER CLIENTS

         The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.      AMENDMENTS TO THE AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement of the parties.

12.      HEADINGS

         The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

         All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

         The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.      USE OF NAME

         The Adviser shall not use the names "Massachusetts Financial Services Company," "MFS Investment Management," "MFS" or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates, in any prospectus, sales literature or other material relating to the Portfolios in any manner not approved prior thereto in writing by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or any state insurance commission.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.



                          Manufacturers Securities Services, LLC


                          by: The Manufacturers Life Insurance Company of North America, Managing Member



                          by:
                                  -------------------------------------
                                  James R. Boyle, President


                          by:
                                  -------------------------------------
                                  James D. Gallagher, Vice President, Secretary and General Counsel


                          Massachusetts Financial Services Company



                          by:
                                  -------------------------------------

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolios of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):



         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser, not later than the tenth business day of the month following the month in which such services were rendered. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT
                        MANUFACTURERS ADVISER CORPORATION

         AMENDMENT made as of this 30th day of April, 2001 to the Subadvisory Agreement dated October 1, 1996 as amended (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited partnership (formerly, NASL Financial Services, Inc.) (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

  Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

             a. to eliminate the Real Estate Securities Portfolio;
                 b. to add the Quantitative Mid Cap Portfolio;
                       c. to add the Balanced Portfolio*;

2. EFFECTIVE DATE

         This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval by shareholders of the portfolio (or sole shareholder in the case of a new created portfolio)*, (ii) approval of the Amendment by the Board of Trustees of Manufacturers Investment Trust, (iii) disclosure of the terms of the Amendment in the prospectus of the Manufacturers Investment Trust, and (iv) execution of the Amendment.

*In the case of the Balanced Portfolio, a shareholder meeting is scheduled for May 4, 2001 to consider approval of this Amendment as it applies to the Balanced Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

MANUFACTURERS SECURITIES SERVICES, LLC
By:  The Manufacturers Life Insurance Company of North America,
       its managing member


By:
     -----------------------------------
      James R. Boyle, President



By:
     -----------------------------------
      James D. Gallagher, Vice President,
      Secretary and General Counsel


                        MANUFACTURERS ADVISER CORPORATION


By:
     -----------------------------------
     Felix Chee,  President


By:
     -----------------------------------
     James D. Gallagher, Secretary

                                   APPENDIX A

         The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

         1.       Pacific Rim Emerging Markets Portfolio

         2.       Quantitative Equity Portfolio:

         3.       Equity Index Portfolio:

         4.       Money Market Portfolio:

         5.       Lifestyle Conservative 280 Trust

         6.       Lifestyle Moderate 460 Trust

         7.       Lifestyle Balanced 640 Trust:

         8.       Lifestyle Growth 820 Trust

         9.       Lifestyle Aggressive 1000 Trust:

         10.      International Index Trust:

         11.      Small Cap Index Trust:

         12.      Mid Cap Index Trust:

         13.      Total Stock Market Index Trust:

         14.      500 Index Trust:

         15.      Balanced Portfolio:

         16.      Quantitative Mid Cap Portfolio:


         The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                         CHANGES TO ADVISORY AGREEMENTS


                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT


         AMENDMENT made this 30th day of April, 2001, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended, and between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A to this Agreement is revised to reflect the appointment and compensation of MSS as investment adviser for the additional portfolios as set forth in Appendix A to this Amendment as well as the increase in the advisory fee for the Real Estate Trust* and the decrease in the advisory fee for the Balanced Trust (collectively, the "Portfolios").

2.       CHANGE IN APPENDIX B

         Appendix B to this Agreement is revised to include the Portfolios as set forth in Appendix B to this Amendment.

3.       EFFECTIVE DATE

                  This Amendment shall become effective with respect to each Portfolio on the later of: (i) the date of its execution, and (ii) if applicable, the date of the meeting of shareholders (or sole shareholder, if applicable) of the Portfolio called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio.*

*The shareholder meeting to approve the increase in the Real Estate Securities Trust advisory fee is scheduled for May 4, 2001.


MANUFACTURERS INVESTMENT TRUST



By:
   -----------------------------------


MANUFACTURERS SECURITIES SERVICES, LLC
By: The Manufacturers Life Insurance Company of North America, its managing member



By:
   -----------------------------------
      James R. Boyle, President



By:
   -----------------------------------
      James D. Gallagher, Vice President,
      Secretary and General Counsel

                                   APPENDIX A

1.       Global Equity Trust: 0.900% of the current net assets of the Portfolio.

2. Blue Chip Growth Trust: 0.875% of the current net assets of the Portfolio.

3.       Mid Cap Blend Trust: 0.850% of the current net assets of the Portfolio.

4.       Equity-Income Trust: 0.875% of the current net assets of the Portfolio.

5. Growth & Income Trust: 0.750% of the current net assets of the Portfolio.

6. Strategic Bond Trust: 0.775% of the current net assets of the Portfolio.

7.       Global Bond Trust: 0.800% of the current net assets of the Portfolio.

8. Investment Quality Bond Trust: 0.650% of the current net assets of the Portfolio.

9. U.S. Government Securities Trust: 0.650% of the current net assets of the Portfolio.

10.      Money Market Trust: 0.500% of the current net assets of the Portfolio.

11. Large Cap Growth Trust: 0.875% of the current net assets of the Portfolio.

12. Income & Value Trust: 0.800% of the current net assets of the Portfolio.

13. Diversified Bond Trust: 0.750% of the current net assets of the Portfolio.

14.      Overseas Trust: 0.950% of the current net assets of the Portfolio.

15. Mid Cap Growth Trust: 0.950% of the current net assets of the Portfolio.

16. International Small Cap Trust: 1.100% of the current net assets of the Portfolio.

17.      Growth Trust: 0.850% of the current net assets of the Portfolio.

18.      Value Trust: 0.800% of the current net assets of the Portfolio.

19.      High Yield Trust: 0.775% of the current net assets of the Portfolio.

20. International Stock Trust: 1.050% of the current net assets of the Portfolio.

21. Science & Technology Trust: 1.100% of the current net assets of the Portfolio.

22. Emerging Small Company Trust: 1.050% of the current net assets of the Portfolio.

23. Aggressive Growth Trust: 1.000% of the current net assets of the Portfolio.

24. Pacific Rim Emerging Markets Trust: 0.850% of the current net assets of the Portfolio.

25.      Equity Index Trust: 0.250% of the current net assets of the Portfolio.

26. Quantitative Equity Trust: 0.700% of the current net assets of the Portfolio.

27.      Small Cap Value Trust: 1.050% of the current assets of the Portfolio.

28. Small Company Blend Trust: 1.050% of the current net assets of the Portfolio.

29. U.S. Large Cap Value Trust: 0.875% of the current net assets of the Portfolio.

30.      Total Return Trust: 0.775% of the current net assets of the Portfolio.

31. International Value Trust: 1.000% of the current net assets of the Portfolio.

32.      Mid Cap Stock Trust: 0.925% of the current net assets of the Portfolio.

33. Lifestyle Conservative 280 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

34. Lifestyle Moderate 460 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

35. Lifestyle Balanced 640 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

36. Lifestyle Growth 820 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

37. Lifestyle Aggressive 1000 Trust: 0.075% of the first $100 million of current net assets of the Portfolio and .05% of the excess over $100 million.

38. Internet Technologies Trust: 1.150% of the current net assets of the Portfolio.

39. Dynamic Growth Trust: 1.000% of the current net assets of the Portfolio.

40. Tactical Allocation Trust: 0.900% of the current net assets of the Portfolio.

41. International Index Trust: 0.550% of the current net assets of the Portfolio.

42. Small Cap Index Trust: 0.525% of the current net assets of the Portfolio.

43.      Mid Cap Index Trust: 0.525% of the current net assets of the Portfolio.

44. Total Stock Market Index Trust: 0.525% of the current net assets of the Portfolio.

45.      500 Index Trust: 0.525% of the current net assets of the Portfolio.

46. Capital Appreciation Trust: 0.900% of the first $300 million of current net assets of the Portfolio and .85% of the excess over $300 million.

47. Real Estate Securities Trust: 0.700% of the current net assets of the Portfolio. (fee will change as noted below under 52. on May 4, 2001 if such change is approved by the shareholders of the Portfolio)

                                                                  BETWEEN          BETWEEN
                                                                $50 MILLION     $200 MILLION
                                                 FIRST              AND              AND          EXCESS OVER
PORTFOLIO                                     $50 MILLION      $200 MILLION     $500 MILLION     $500 MILLION
48.Mid Cap Value Trust....................       .950%             .950%           .90%             .875%
49.Quantitative Mid Cap Trust.............       .800%             .800%           .700%            .700%
50.Balanced Trust.........................       .750%             .700%           .650%            .650%
51.All Cap Value Trust....................       .950%             .950%           .950%            .900%
52.Real Estate Securities Trust*..........       .800%             .800%           .750%            .750%

*New advisory fees are effective May 4, 2001 subject to the approval of the shareholders of the portfolio.

                                                                  BETWEEN         BETWEEN
                                                                $50 MILLION    $250 MILLION
                                                  FIRST             AND             AND          EXCESS OVER
Portfolio                                      $50 million     $250 million    $500 million     $500 Million
---------                                      -----------     ------------    ------------     ------------
53.Mid Cap Growth Trust...................        1.00%             .975%           .950%            .925%
54.Telecommunications Trust...............        1.10%            1.075%          1.025%            .950%
55.Mid Cap Opportunities Trust............        1.00%            1.000%           .950%            .950%
56.Financial Services Trust...............        .950%             .900%           .900%            .850%
57.Fundamental Value Trust................        .950%             .900%           .900%            .850%
58.Health Sciences Trust..................       1.100%            1.100%          1.100%           1.050%

                                                                BETWEEN        BETWEEN             BETWEEN
                                                             $300 MILLION   $600 MILLION        $900 MILLION
                                                  FIRST          AND             AND                 AND           EXCESS OVER
PORTFOLIO                                     $300 MILLION   $600 MILLION   $900 MILLION        $1.5 BILLION      $1.5 BILLION
59.Capital Opportunities Trust............       .900%          .875%              .850%            .825%             0.75%
60.Strategic Growth Trust.................       .900%          .875%              .850%            .825%             0.75%
61.Utilities Trust........................       .900%          .875%              .850%            .825%             0.75%

         The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                                   APPENDIX B

         The Expense Limit for each Portfolio for the purposes of paragraph 2.d.i (B) shall be .50% for each Portfolio except the following:

         Portfolio                                                       Percent
         Global Equity Trust                                              .75%

         Global Bond Trust                                                .75%
         (formerly, the Global Government Bond Trust)

         Overseas Trust                                                   .75%
         (formerly, the International Growth and Income Trust)

         International Small Cap Trust                                    .75%

         International Stock Trust                                        .75%

         Worldwide Growth Trust                                           .75%

         Pacific Rim Emerging Markets Trust                               .75%

         International Value Trust                                        .75%

         Equity Index Trust                                               .15%

         International Index Trust                                        .050%

         Small Cap Index Trust                                            .075%

         Mid Cap Index Trust                                              .075%

         Total Stock Market Index Trust                                   .075%

         500 Index Trust                                                  .050%

         Lifestyle Conservative 280 Trust                                   *

         Lifestyle Moderate 460 Trust                                       *

         Lifestyle Balanced 640 Trust                                       *

         Lifestyle Growth 820 Trust                                         *

         Lifestyle Aggressive 1000 Trust                                    *

         *If total expenses of a Lifestyle Trust ( absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less then 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)